UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2026

FIRST TRACKS BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43177	39-5003207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle, Suite 210
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 362-6295

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TRAX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 12, 2026, First Tracks Biotherapeutics, Inc. (the “Company”) updated its corporate investor presentation, a full copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On October 12 2026, the Company issued a press release announcing positive topline data from the first Phase 1b cohort of ANB033 in Celiac Disease. A copy of the press release is filed herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description
99.1	First Tracks Corporate Presentation October 2026.
99.2	First Tracks Biotherapeutics, Inc. Press Release, dated October 12, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TRACKS BIOTHERAPEUTICS, INC.

Date:	October 13, 2026	By:	/s/ Ajim Tamboli
Name: Ajim Tamboli Title: Chief Financial Officer